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RBSGC 2005-A - Group 5
9/1/05 Cutoff

TOTAL CURRENT BALANCE:	76,310,256
TOTAL ORIGINAL BALANCE:	76,782,894
NUMBER OF LOANS:	428

		Minimum	Maximum
AVG CURRENT BALANCE:	$178,294.99	$26,803.96	$990,900.00
AVG ORIGINAL BALANCE:	$179,399.29	$26,950.00	$990,900.00

WAVG GROSS COUPON:	7.79883%	7.25000	11.25000%

WAVG CURRENT FICO SCORE:	663	478	802

WAVG ORIGINAL LTV:	83.84%	21.21	96.99%

WAVG ORIGINAL TERM:	360 months	300	360 months
WAVG STATED REMAINING TERM:	350 months	290	353 months
WAVG SEASONING:	10 months	7	29 months

TOP STATE CONCENTRATIONS ($):	19.78% New York, 16.01% Florida, 12.02% New Jersey
TOP INTEREST ONLY CONCENTRATIONS ($):	71.55% NOT IO, 28.45% IO
TOP PREPAY PENALTY CONCENTRATIONS ($):	59.22% Has Prepay Penalty, 40.78% No Prepay Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):	1.30% 48302 (Bloomfield, MI)

WAVG ORIG PREPAY TERM (EXCL 0):	34 months	0	60 months

NOTE DATE:		Mar 27, 2003	Jan 27, 2005
FIRST PAY DATE:		May 01, 2003	Mar 01, 2005
MATURE DATE:		Nov 01, 2029	Feb 01, 2035

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
26,804 -100,000	149	10,229,510.25	13.41
100,001 -200,000	148	21,595,578.39	28.30
200,001 -300,000	60	14,713,569.63	19.28
300,001 -400,000	44	15,082,982.82	19.77
400,001 -500,000	14	6,053,980.06	7.93
500,001 -600,000	7	3,933,532.72	5.15
600,001 -700,000	2	1,281,995.84	1.68
700,001 -800,000	1	736,524.19	0.97
800,001 -900,000	2	1,691,682.06	2.22
900,001 -990,900	1	990,900.00	1.30
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
300	1	251,951.09	0.33
360	427	76,058,304.87	99.67
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
290 - 300	1	251,951.09	0.33
325 - 336	6	446,455.52	0.59
337 - 348	37	5,075,886.06	6.65
349 - 353	384	70,535,963.29	92.43
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2-4 Units	90	19,496,289.98	25.55
Condominium	33	3,299,984.31	4.32
Cooperative	1	120,815.50	0.16
Deminimus PUD	6	607,547.72	0.80
PUD	1	97,980.46	0.13
Single Family	228	39,651,822.36	51.96
Single Family Detached	3	730,890.08	0.96
Two-to-Four Family	66	12,304,925.55	16.12
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Investor	91	13,636,132.23	17.87
Non-owner	12	1,339,368.71	1.76
Primary	318	60,275,253.47	78.99
Second Home	7	1,059,501.55	1.39
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	113	23,026,994.21	30.18
Purchase	301	51,046,937.63	66.89
Rate/Term Refinance	14	2,236,324.12	2.93
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	19	1,481,707.53	1.94
No Documentation	221	36,612,966.61	47.98
No Income Verification	27	6,008,177.04	7.87
No Income/Employ/Asset Disclosure	3	407,060.11	0.53
No Ratio	35	8,400,454.19	11.01
Stated Documentation	112	22,243,978.52	29.15
Stated Income	11	1,155,911.96	1.51
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 50.00	11	957,969.23	1.26
50.01 - 60.00	4	677,257.65	0.89
60.01 - 70.00	32	6,484,530.50	8.50
70.01 - 80.00	170	31,426,673.59	41.18
80.01 - 85.00	10	1,709,965.78	2.24
85.01 - 90.00	47	8,987,236.99	11.78
90.01 - 95.00	151	25,723,289.52	33.71
95.01 - 96.99	3	343,332.70	0.45
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
New York	61	15,096,901.61	19.78
Florida	75	12,217,963.43	16.01
New Jersey	34	9,169,620.50	12.02
Texas	37	3,926,953.37	5.15
Arizona	20	3,688,877.17	4.83
Illinois	24	3,516,792.61	4.61
Nevada	14	3,195,114.97	4.19
Virginia	15	2,697,318.22	3.53
Georgia	17	2,540,415.97	3.33
North Carolina	13	2,038,355.81	2.67
Massachusetts	6	1,859,058.38	2.44
Pennsylvania	20	1,781,266.82	2.33
Michigan	9	1,726,802.60	2.26
Connecticut	10	1,670,770.74	2.19
California	5	1,409,178.31	1.85
Wisconsin	5	1,259,878.74	1.65
District of Columbia	3	963,322.55	1.26
Minnesota	5	956,600.61	1.25
Maryland	5	940,176.44	1.23
Ohio	11	897,230.49	1.18
Rhode Island	4	890,424.55	1.17
Indiana	9	867,342.35	1.14
New Hampshire	2	599,387.21	0.79
Tennessee	7	595,181.77	0.78
Washington	2	339,763.92	0.45
Delaware	2	263,826.44	0.35
Idaho	1	186,529.26	0.24
Montana	1	175,596.50	0.23
Missouri	2	134,627.43	0.18
South Carolina	1	124,741.89	0.16
Iowa	1	108,000.00	0.14
Nebraska	1	95,302.96	0.12
Kansas	1	70,782.53	0.09
Kentucky	1	66,338.14	0.09
New Mexico	1	65,884.73	0.09
Utah	1	64,123.21	0.08
Oregon	1	61,550.93	0.08
Louisiana	1	48,252.80	0.06
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.250 - 7.250	68	10,458,996.62	13.71
7.251 - 7.500	113	20,694,985.44	27.12
7.501 - 7.750	89	16,814,001.40	22.03
7.751 - 8.000	55	9,929,562.71	13.01
8.001 - 8.250	43	7,734,292.36	10.14
8.251 - 8.500	20	4,184,549.66	5.48
8.501 - 8.750	10	1,593,055.25	2.09
8.751 - 9.000	13	2,827,977.29	3.71
9.001 - 9.250	2	365,748.07	0.48
9.251 - 9.500	5	662,700.62	0.87
9.501 - 9.750	3	331,810.66	0.43
9.751 - 10.000	1	82,745.54	0.11
10.001 - 10.250	3	298,349.18	0.39
10.251 - 10.500	2	236,083.12	0.31
11.001 - 11.250	1	95,398.04	0.13
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<=0	2	220,341.65	0.29
451 - 500	5	518,789.99	0.68
501 - 550	16	1,836,152.83	2.41
551 - 600	35	7,328,521.15	9.60
601 - 650	102	19,897,815.33	26.07
651 - 700	160	28,588,589.09	37.46
701 - 750	86	14,167,420.51	18.57
751 - 800	21	3,560,894.25	4.67
801 - 802	1	191,731.16	0.25
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
AMORTIZATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NOT IO	340	54,602,604.85	71.55
IO	88	21,707,651.11	28.45
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	340	54,602,604.85	71.55
Fixed Rate IO	88	21,707,651.11	28.45
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIG PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	165	31,119,554.40	40.78
12	62	13,146,308.67	17.23
24	38	7,256,484.27	9.51
30	1	251,951.09	0.33
36	76	12,123,395.40	15.89
60	86	12,412,562.13	16.27
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	428	76,310,255.96	100.00
Total	428	76,310,255.96	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Has Prepay Penalty	263	45,190,701.56	59.22
No Prepay Penalty	165	31,119,554.40	40.78
Total	428	76,310,255.96	100.00